                               POWER OF ATTORNEY

        Know All By These Presents, that the undersigned hereby authorizes Scott
K. Milsten of Celera  Corporation,  a Delaware  corporation (the "Company"),  to execute for and on behalf of the undersigned,  in the undersigned's  capacity as an officer of the Company,  Forms 3, 4 and 5, and any  amendments  thereto,  and cause such form(s) to be filed with the United  States  Securities  and Exchange
Commission  pursuant to Section 16(a) of the Securities Act of 1934, relating to the  undersigned's  beneficial  ownership  of  securities  in the  Company.  The undersigned hereby grants to the attorney-in-fact full power and authority to do and  perform  any and every act and thing  whatsoever  requisite,  necessary  or proper  to be  done in the  exercise  of any of the  rights  and  powers  herein granted,  as fully to all intents and purposes as the undersigned might or could do  personally  present,  with full  power of  substitution,  resubstitution  or revocation,  hereby ratifying and confirming all that such attorney-in-fact,  or such attorney's-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of  attorney  and the  rights and powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings  of,  and  transactions  in,  securities  issued  by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

        In Witness Whereof, the undersigned has caused this Power of Attorney to be executed as of this 15th day of January 2009.

                                        /s/ Thomas J. White
                                        ---------------------------------------
                                        Thomas J. White